Columbia Variable Portfolio – Diversified Bond Fund

(“the Fund”)

Supplement dated December 28, 2012

to the Prospectus and Statement of Additional Information, each dated May 1, 2012, as supplemented

Effective December 31, 2012, Alexander Powers will no longer serve as a portfolio manager of the Fund. Brian

Lavin, Carl Pappo and Michael Zazzarino will continue managing the Fund as its portfolio managers.

S-6466-192 A (12/12)